                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

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[_]Preliminary Proxy Statement    [_]Confidential, For Use Of The Commission
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[_]Definitive Proxy Statement

[X]Definitive Additional Materials

[_]Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  AT&T CORP.
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

[LOGO] AT&T


                                          A  MOVE  AHEAD
--------------------------------------------------------------------------------

                          THE MERGER OF AT&T AND TCI

--------------------------------------------------------------------------------

   Local Telephone Service

     Long-Distance Service
                                                                       VOTE NOW!
 Wireless/Cellular Service

High-Speed Internet Access

    Cable TV/Entertainment

[PHOTO]

As promised, we are taking definitive and positive steps to grow and energize our business on many fronts. In this package are the details of an important merger that we are submitting for your approval. we will summarize some key points here, but we urge you to read the enclosed proxy for a complete description of our plan.


-----------------
What's Happening?
-----------------

We are proposing to merge with Tele-Communications, Inc., known as TCI, folding their operations into ours. TCI is one of the leading cable television companies in the country. This combination will give AT&T a host of new capabilities and network assets while linking us directly to millions of homes. In our view, the merger will position AT&T as a total communications provider for the future, securing our long-term leadership in the industry.

You, as an AT&T shareowner, can help launch this landmark merger by voting FOR the proposal described in this package. Your Board of Directors has carefully considered this merger and unanimously recommends that you approve the proposal.


VOTE NOW!

To cast your vote, follow the instructions on the enclosed ballot card. Please note that to vote "FOR" the merger, you MUST actually cast a "yes" vote. If you take no action at all, it will, in effect, count as a vote against the merger.

------------------------
Broadband Communications
------------------------

By merging TCI's operations into ours, we can weave their powerful, high-speed cable network into our AT&T Worldwide Intelligent Network, adapting the cable facilities for handling telephone calls and more. This will also give AT&T - for the first time - a direct "broadband" connection to our customers' homes on lines that we own and control.

Broadband is much faster and can carry more pictures, sound, data and video than a normal phone line. By adding a broadband link, we can offer a much wider spectrum of services, all under the AT&T brand name. We will be able to package:

 .  Local telephone service
 .  Long-distance service
 .  Wireless/cellular service
 .  High- and low-speed Internet access
 .  Cable and pay television entertainment services

The opportunities for AT&T are compelling. We strongly believe this will help us capture more of a household's business. We also feel that this broad and varied range of services will be difficult for competitors - in the cable or the telecommunications business - to duplicate on this scale.


------------------------
How the Merger Will Work
------------------------

In simple terms, AT&T will merge with TCI operations. We will issue new shares of AT&T Common Stock which will be exchanged for all outstanding shares of TCI Group Stock. This will not change the number of shares of AT&T Common Stock that you currently own. Your shares will still reflect the assets and businesses of AT&T, now including the TCI cable operations. The details are explained in the accompanying materials.


------------------------
Your Vote for the Future
------------------------

By taking this important step, the AT&T management team, led by Chairman and CEO
C. Michael Armstrong, is working to meet our goal of increasing the value of your investment in AT&T - by expanding the reach and scope of our business.
This merger with TCI, along with our other efforts in the international arena, in the Internet businesses, and in our core long distance business, is designed to keep AT&T in the forefront of our industry.

We are convinced that this is the right move for AT&T at precisely the right time. Let us show the industry what the new AT&T can do.

Q+A

---------------------
Questions and Answers
---------------------


What do I need to now?

As an AT&T shareowner, you are being asked to vote on the proposed merger with TCI. We urge you to read the enclosed materials for the details of the merger. Then, VOTE YOUR SHARES by following the instructions on the enclosed proxy card. Note that your Board of Directors unanimously recommends that you vote FOR the proposal. If you decide to change your vote, you can do so at any time up to and including at the special AT&T shareowners' meeting on FEBRUARY 17, 1999. The enclosed materials tell you how.


Will this affect the number of shares of AT&T Common Stock that I own?

No. As an owner of AT&T Common Stock, you will continue to hold the same number of shares you own now. After the merger, the shares will also reflect the assets and businesses of AT&T and the cable assets we acquire from TCI in the merger.


Exactly what does this proposal involve?

The enclosed proxy explains the proposal in detail, but in simple terms, the proposal involves amending the AT&T Corporate Charter and issuing new shares of AT&T stock. These new shares will go to current TCI shareowners in exchange for their TCI shares.


Where can I get more information about this merger?

The enclosed materials explain the proposal in detail. For further clarification, you can also call AT&T Shareowner Services on 1 800-947-9727, or visit the Investor Relations area of the AT&T Web site at http://www.att.com/ir.

                                    In your hands is a chance

                                    to participate in an

                                    exciting step forward

                                    for AT&T - a historic move

                                    that we believe can

                                    literally change the entire

                                    communications landscape


VOTE NOW


        For more information
        Call 1 800 947-9727

                Or visit our
                Investor Relations website
                www.att.com/ir

                     For more information about the merger
                             call: 1-800-947-9727

                         ----------------------------

           For information and assistance with your registered share
                  account, contact AT&T Shareowner Services.
              Our interactive voice response system is available
                      24 hours a day, seven days a week:
                  call 1-800-348-8288 and listen for prompts
        (rotary phone callers remain on the line for a representative).

                 Those using a TDD should call 1-800-822-2794.

           To speak to a representative, call Monday through Friday
                      from 8 a.m. to 7 p.m. Eastern Time.

                         -----------------------------

             Get shareowner information via the World Wide Web at:
                             http://www.att.com/ir

                         -----------------------------

           If your shares are registered with a broker, contact them directly for account management services.



                          It's All Within Your Reach
                    Easy Ordering of AT&T Consumer Services

           Call 1-800-469-6535 - 24 hours a day, seven days a week
                 Order online: http://www.catalog.att.com/cdm/

                            For Small Businesses...

           Call 1-800-222-0400 - 24 hours a day, seven days a week
                 Order online: http://www.catalog.att.com/bmd/


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